Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
AAA HOLDINGS, L.P.	Delaware
Delaware AAA Holdings, L.P.
ABC HOMES LIMITED	United Kingdom
ACCORD LENDING, L.P.	Texas
ADFITECH, INC.	Nevada
Advanced Financial Technology, Inc.
Xsequor
ALAMEDA POINT COMMUNITY PARTNERS, LLC	Delaware
ALPINE INSURANCE COMPANY	Vermont
AMERICAN LANDMARK MORTGAGE, LTD.	Florida
ARENA DEVELOPMENT/CENTEX CONSTRUCTION, LLC	Florida
ARMOR ASSURANCE COMPANY	Vermont
ARMOR INDEMNITY, INC., A RISK RETENTION GROUP	Hawaii
ASSURANCE HOME LENDING SERVICES, L.P.	Washington
Assurance Financial Services, L.P.
AT-HOME MORTGAGE ASSOCIATES, LTD.	Florida
BARRINGTON CARPET, LLC	Delaware
BATCHELLORS FOREST, LLC	Delaware
BATESON-DAILEY, A JOINT VENTURE	Michigan
BAY VISTA AT MEADOW PARK, L.P.	California
BC STAFFORD, LLC	Delaware
BENICIA CS DEVELOPERS, LLC	Delaware
BUILDERS CHOICE MORTGAGE, LIMITED PARTNERSHIP	Florida
CALLENDAR GROVE, LLC	Delaware
CDMC HOLDING, INC.	Nevada
CDP CENTRAL REALTY, LLC	Texas
Pointe West Realty
CDP WEST REALTY, INC.	Nevada
CDPWH ACQUISITION LLC	Delaware
CENTEAM INSURANCE COMPANY, LTD.	Hawaii
CENTEX BUILDING SERVICES, INC.	Nevada
CENTEX COMMERCIAL DEVELOPMENT, LLC	Delaware
Centex Commercial Development GP, LLC
CENTEX COMMERCIAL DEVELOPMENT, L.P.	Delaware
Centex Commercial Development, Limited Partnership
Centex Commercial Development of North Carolina, Limited Partnership
CENTEX CONCORD	Tennessee
CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.	Tennessee
CENTEX CONSTRUCTION, INC.	Nevada
Centex Construction Design Build

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX CONSTRUCTION, LLC	Delaware
Centex Construction Healthcare Group
Centex-Continental, a Joint Venture
Centex Facility Services
Centex/Howard/ROCA, a joint venture
Centex/Jennings, a Joint Venture
Centex/Pegasus, a Joint Venture
Centex Resource Group
Centex Rooney
Centex-Rooney Construction Co.
Centex-Rooney Construction Co. , Inc./Construct Two Construction
Managers, Inc., a Joint Venture
Centex Rooney Construction Co., Inc./Rattler Construction
Contractors, Inc., a Joint Venture
Centex Rooney/Gray Construction, a Joint Venture
Centex/Vestal, a Joint Venture
Cummings-Centex Rooney
Jack Jennings & Sons/Centex Rooney, a Joint Venture
Kirchman/Centex, a Joint Venture
CENTEX CONSTRUCTION GROUP, INC.	Nevada
CENTEX DEVELOPMENT COMPANY, L.P.	Delaware
CDC, LP
Centex Development Company, Limited Partnership
CENTEX DEVELOPMENT MANAGEMENT COMPANY	Nevada
CENTEX EMPLOYEE RELIEF FUND	Texas
CENTEX ENGINEERING & CONSTRUCTION, INC.	Nevada
Centex Engineering & Construction
Centex Facility Services
Centex Technology Construction Group Midwest Division
CENTEX EQUITY CORPORATION	Nevada
CENTEX FINANCIAL SERVICES, LLC	Nevada
CENTEX GOLDEN CONSTRUCTION COMPANY	Nevada
CENTEX HOME EQUITY ADVANCE RECEIVABLES COMPANY, LLC	Delaware
CENTEX HOME EQUITY COMPANY, LLC	Delaware
Centex Home Equity
Centex Home Equity Company
CENTEX HOME SERVICES COMPANY, LLC	Nevada
Centex HomeTeam Services
HomeTeam Services
CENTEX HOMES, INC.	Texas
CENTEX HOMES, LLC	Delaware
Centex Homes
CENTEX HOMES CROWN LLC	Delaware
CENTEX HOMES INTERNATIONAL LIMITED	United Kingdom
CENTEX HOMES MARKETING, INC.	Georgia
CTX Realty
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
CENTEX HOMES OF CALIFORNIA II, LLC	Delaware
CENTEX HOMES OF PORTLAND REALTY, INC.	Washington
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES REALTY COMPANY	Nevada
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	Delaware
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	Delaware

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX HOMES	Nevada
At Home America
Centex Destination Properties
Centex Destination Properties d/b/a Marquis Homes
Centex Destination Properties dba NorthShore Marina
Centex Development Company
Centex Pools & Spas
City Homes
CityHomes
CTX Builders Supply
Fox & Jacob Homes
Fox & Jacobs
Fox & Jacobs by Centex
Fox & Jacobs Homes
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Vista Homes
Vista Property Company
Wayne Homes
Wayne Homes, a Division of Centex Homes
Wayne Homes by Centex
CENTEX HOSPITALITY GROUP, LLC	Delaware
Atlantic Grille
Ocean Hammock Beach Club
Ocean Hammock Golf and Resort Club
Ocean Hammock Golf Club
Ocean Hammock Real Estate
Ocean Hammock Rentals
Ocean Hammock Resort
Ocean Hammock Yacht Club
Palm Coast Marina
The 19th Hole
The Lodge at Ocean Hammock
CENTEX HOSPITALITY RENTALS, LLC	Delaware
CENTEX HOUSING RELIEF FUND	Texas
CENTEX INDUSTRIAL CAMARILLO IV, LLC	Delaware
CENTEX INTERNATIONAL, INC.	Nevada
CENTEX INTERNATIONAL, LLC	Delaware
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.	Delaware
CENTEX LAND VISTA RIDGE LEWISVILLE III GENERAL PARTNER, LLC	Delaware
CENTEX LANDIS LIMITED LIABILITY COMPANY NO. 1	Louisiana
CENTEX LATIN AMERICA, INC.	Nevada
CENTEX LEE, LLC	Delaware
CENTEX LOST CREEK RANCH, LLC	Delaware
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	Delaware
CENTEX MOSELEY, LLC	Virginia
CENTEX MULTI-FAMILY COMMUNITIES, L.P.
White Rock Apartment Homes	Delaware

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY COMPANY	Nevada
Centex Multi-Family Development Company
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX OFFICE CITYMARK I, L.P.	Delaware
Centex Development Office Citymark I, L.P.
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC	Delaware
Centex Development Office Citymark I General Partner, LLC
CENTEX OFFICE SOUTHPOINTE II, L.L.C.	Delaware
CENTEX REAL ESTATE CONSTRUCTION COMPANY	Nevada
CTX Builders Supply
CENTEX REAL ESTATE CORPORATION	Nevada
Centex Custom Homes
Centex Destination Properties
Centex Homes
Centex Homes, a Nevada general partnership
Centex Homes Corporation
Centex-Crosland Company
Centex-Crosland Homes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Selective Homes
The Selective Group
Timbercreek Forest Products
Vista Homes
Wayne Homes
Wayne Homes, a Division of Centex Homes
Wayne Homes by Centex
CENTEX REALTY, INC.	Florida
Riverwood Properties
The Plantation Realty
The Quarry Realty
CENTEX ROONEY CONSTRUCTION CO., INC./LANDIS COMPANY, INC., A JOINT VENTURE	Louisiana
CENTEX ROONEY CONSTRUCTION COMPANY/ACI, A JOINT VENTURE	Florida
CENTEX ROONEY/BOND CLASSROOMS, LLC	Delaware
CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE	Florida
CENTEX ROONEY/LLT, A JOINT VENTURE	Florida
CENTEX ROONEY/SCHENKEL SHULTZ DESIGN/BUILDERS, L.C.	Florida
CENTEX SCHAUMBURG INDUSTRIAL PARK, L.L.C.	Illinois
CENTEX SECURITY, INC.	Nevada
Apartment Protection Systems
Apartment Protection Systems, Inc.
Centex HomeTeam Security
Centex HomeTeam Services
Centex Security
HomeTeam Alarms, Inc.
HomeTeam Security
HomeTeam Security, Inc.
HomeTeam Services, Inc.
CENTEX SEISMIC SERVICES, INC.	Nevada

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

CENTEX SERVICE COMPANY, LLC	Nevada
CENTEX SMITHGROUP, LLC	Delaware
CENTEX TECHNOLOGY, INC.	Nevada
CENTEX TITLE & ANCILLARY SERVICES, LLC	Nevada
CENTEX/F&S, L.L.C.	Delaware
CENTEX/FPC, L.L.C.	Delaware
CENTEX/HKS, L.L.C.	Delaware
CENTEX/HKS II, L.L.C.	Delaware
CENTEX/HOWARD/ROCA, A JOINT VENTURE	Texas
CENTEX/JENNINGS, A JOINT VENTURE	Florida
CENTEX/LENNAR AT MARTIN’S CROSSING, LLC	Florida
CENTEX/LENNAR AT PORTOFINO ISLES, LLC	Florida
CENTEX/LENNAR AT WOODFIELD, LLC	Delaware
CENTEX/OMNIPLAN, L.L.C.	Delaware
CENTEX/PEGASUS, A JOINT VENTURE	Texas
CENTEX/SCHENKEL SCHULTZ, L.L.C.	Delaware
CENTEX/TAYLOR, L.LC	Delaware
CENTEX/TOUSA AT WELLINGTON, LLC	Delaware
CENTEX/VESTAL, A JOINT VENTURE	Texas
CENTEX/WORTHGROUP, L.L.C.	Delaware
CENTEX-3D/I, A JOINT VENTURE	Texas
CENTEX-AIM CONSTRUCTION, L.L.C.	Michigan
CENTEX-GILFORD, A JOINT VENTURE	Virginia
CENTEX-GILFORD, A JOINT VENTURE II	Virginia
CENTEX-ROONEY CONSTRUCTION CO. OF GEORGIA, LLC	Delaware
CHEC ASSET RECEIVABLE CORPORATION	Nevada
CHEC CONDUIT FUNDING, LLC	Delaware
CHEC FUNDING, LLC	Delaware
CHEC INDUSTRIAL LOAN COMPANY	Tennessee
CHEC INDUSTRIAL LOAN CORPORATION	Minnesota
CHEC RESIDUAL, LLC	Delaware
CITY HOMEBUILDERS, INC.	Texas
CityHomes
CKC FACILITIES GROUP, L.C.	Florida
CKC Design Builders, L.C.
Miramar Town Center Group
CL NORTH LAKES, LLC	Delaware
CL OCEAN VILLAS, LLC	Delaware
CLAREMONT HILLS LLC	Delaware
CLEVENGERS VILLAGE UTILITY, INC.	Virginia
COLLEGE PARK, LLC	Delaware
COMMERCE APPRAISAL SERVICES, LLC	Delaware
COMMERCE ESCROW COMPANY, LLC	Delaware
COMMERCE LAND TITLE, INC.	Nevada
Commerce Company
Commerce Title Agency
Commerce Title Company
COMMERCE LAND TITLE AGENCY, LLC	Ohio
Commerce Title Company
COMMERCE TITLE COMPANY	California
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE INSURANCE COMPANY	California

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
COMMUNITY COMMITMENT GROUP BUILDERS, LLC	Delaware
CCG Builders
CP OAKLEY DEVELOPERS, LLC	Delaware
CP SUNRIDGE, LLC	Delaware
CREEKSIDE AT MEADOW PARK, L.P.	California
CREEKSIDE DEVELOPMENT LLC	Delaware
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
CROSLAND BOND COMPANY	North Carolina
CROWN FARM DEVELOPMENT, LLC	Maryland
CROWN VILLAGE FARM, LLC	Delaware
CTX BUILDERS SUPPLY SERVICES, LLC	Delaware
CTX HOLDING COMPANY	Nevada
CTX MORTGAGE COMPANY, LLC	Delaware
Centex Mortgage Company
CTX Mortgage Company
CTX MORTGAGE FUNDING, LLC	Delaware
CTX MORTGAGE FUNDING III, LLC	Delaware
CTX MORTGAGE VENTURES, LLC	Delaware
CTX SWAP I, LLC	Delaware
CUMMINGS-CENTEX ROONEY	Florida
DARDEN FINANCIAL SERVICES, L.P.	Texas
DAY-HEREFORD, LLC	Delaware
DFW INTEGRATED PARTNERS	Texas
DIAMOND LENDING GROUP, L.P.	Texas
DOVE BARRINGTON DEVELOPMENT LLC	Delaware
EAST FRANKLIN IMPLEMENTATION GROUP, LLC	California
EAST WEST AT SILVER SPRING, LLC	Delaware
EG DEVELOPMENT, LLC	Delaware
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
EUREKA ESCONDIDO, LLC	Delaware
Eureka Escondido Partners, LLC
FAGAN CANYON PARTNERS, LLC	Delaware
FAIR CHASE DEVELOPMENT LLC	Delaware
FAIRFIELD, L.L.C.	Missouri
FLORIDA CONSERVANCY AND DEVELOPMENT GROUP, LLC	Florida
FOUR OAKS MORTGAGE COMPANY, L.P.	North Carolina
FOX & JACOBS, INC.	Texas
GENBOND TWO, INC.	North Carolina
GHQ COMPANY, INC.	Nevada
GOLD DUST FINANCIAL, L.P.	Washington
GUNSTRA MORTGAGE SERVICES, L.P.	Texas
HARWOOD INSURANCE SERVICES, LLC	California
HARWOOD SERVICE COMPANY, LLC	Delaware
Harwood Insurance Service, LLC
Harwood Service Company of Nebraska, LLC
HARWOOD SERVICE COMPANY OF GEORGIA, LLC	Georgia
Harwood Service Company
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC	New Jersey
Harwood Service Company
HARWOOD STREET FUNDING II, LLC	Delaware
Main Street Funding, LLC
HEARTLAND MORTGAGE, L.P.	California
HOMESELECT SETTLEMENT SOLUTIONS, LLC	Delaware

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
HOMETEAM PEST DEFENSE, INC.	Nevada
HT Pest Defense
M.D. Pest Management
HOMETEAM PEST DEFENSE, LLC	Delaware
Callaghan’s Exterminating
Callaghan’s Pest Defense
Integrated Pest Defense
Stopke Pest Control
Wilson Pest Control
Wilson Pest Defense
INDEPENDENT GENERAL AGENCY, INC.	Texas
JMA EUREKA, L.L.C.	Missouri
JMB NO. 2, L.L.C.	Missouri
JMB TAPAWINGO, L.L.C.	Missouri
JOHN CROSLAND COMPANY	North Carolina
John Crosland Homes
KAWEAH LENDING, L.P.	Texas
LANSDOWNE COMMUNITY DEVELOPMENT LLC	Virginia
LANSDOWNE TOWN CENTER LLC	Delaware
LCD COMMUNICATIONS LLC	Virginia
LENNAR CENTEX DEL RIO PARTNERS, LLC	Delaware
LENNAR/CENTEX AT BAYHILL, LLC	Florida
LENNAR/CENTEX SOUTH CAMPUS, LLC	Delaware
LMX FINANCIAL SERVICES, LTD.	Florida
LOST CREEK RANCH LTD.	Texas
LOWER MISSOURI RIVER, L.L.C.	Missouri
LPC ONE DEVELOPMENT PARTNERS, LLC	Delaware
M&W GENERAL CONSTRUCTION COMPANY	Nevada
MARINA COMMUNITY PARTNERS, LLC	Delaware
MEADOWBROOK DEVELOPMENT COMPANY, LLC	Delaware
MELROSE PARK JOINT VENTURE	Florida
METROPOLITAN TAX SERVICE, INC.	Nevada
Metropolitan Tax & Abstract Services, Inc.
METROPOLITAN TITLE & GUARANTY COMPANY	Florida
Commerce Title Agency
Commerce Title Company
Commerce Title Company of Maryland
Commerce Title Company of Virginia
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware
MPS FUNDING CORPORATION	Delaware
NEW HOME MORTGAGE SPECIALISTS, L.P.	Washington
NMC BUILDERS, LLC	California
NOMAS CORP.	Nevada
NOVATO COMMUNITY PARTNERS, LLC	California
OAKDALE COMMUNITY PARTNERS, LLC	Delaware
OPENBAND AT LANSDOWNE L.L.C.	Virginia
PL ROSEVILLE, LLC	California
PLANT 51, LLC	Delaware
PORT ARMOR HOLDING, LLC	Delaware
PORTA D’ITALIA, LLC	Delaware

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

POTOMAC YARD DEVELOPMENT LLC	Delaware
POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC	Delaware
PRIME HOME MORTGAGE, L.P.	Washington
PWH HOSPITALITY LLC	Texas
The Hollows Club
The Pointe West Club
R.J. LEEPER COMPANY, INC. IN ASSOCIATION WITH CENTEX CONSTRUCTION, A JOINT VENTURE	North Carolina
REALTY ONE MORTGAGE, L.P.	North Carolina
RIVERMARK PARTNERS, LLC	California
RIVERPARK LEGACY, LLC	Delaware
SANTA CLARITA 700, LLC	Delaware
S-C PERRIS, LLC	Delaware
S-C Perris Development, LLC
SCENE AT HILLTOP, LLC	Delaware
SEABREEZE, LLC	California
SELECTIVE — DELAWARE, L.L.C.	Delaware
Heritage Pointe
SILVER FALLS, LLC	Delaware
SIMPSON CROSSING DEVELOPMENT LLC	Delaware
SOUTHPORT DEVELOPMENT LLC	Delaware
ST LENDING, INC.	Delaware
STOCKTON COMMUNITY PARTNERS, LLC	Delaware
SYCAMORE CREEK	California
T.W. LEWIS MORTGAGE COMPANY, L.P.	Texas
TECH VILLAGE PARTNERS II, LLC	Florida
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
THE JONES COMPANY HOMES, LLC	Nevada
Centex Homes
Fox & Jacobs Homes
Lexington Homes
The Jones Company
THE JONES COMPANY HOMES REALTY, LLC	Nevada
THE PAVILIONS AT HUNTINGTON METRO, LLC	Delaware
THE RIDINGS DEVELOPMENT LLC	Delaware
TRIPLE A DELAWARE LIMITED, LLC	Delaware
TRIPLE A GENERAL, LLC	Delaware
TRIPLE CREEK, LLC	Delaware
TUSTIN LEGACY COMMUNITY PARTNERS, LLC	Delaware
Tustin Legacy Community Partners
WAYNE HOMES, LLC	Delaware
Wayne Homes Centex, LLC
Wayne Homes Michigan, LLC
WAYNE HOMES MID ATLANTIC, LLC	Delaware
Wayne Homes
WEST HYATTSVILLE METRO DEVELOPMENT LLC	Delaware
WESTLAND ACRES DEVELOPMENT, L.L.C.	Missouri

Exhibit 21
Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization

WESTWOOD INSURANCE AGENCY	California
Centex Insurance Agency
HomeAdvantage Insurance Agency Services
HomeAdvantage Insurance Services
Massachusetts Westwood Insurance Agency
Westwood Agency
Westwood Insurance Agency, Inc.
Westwood Insurance Agency of Denver, Inc.
WMC Insurance Agency
WMC Insurance Agency Services
WMC Insurance Services
WMC Insurance Services, Inc.
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.	Arizona
WINDEMERE BLC LAND COMPANY LLC	California